UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 14, 2004

                             WASTE CONNECTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                           COMMISSION FILE NO. 0-23981


                                   94-3283464
                      (I.R.S. Employer Identification No.)


                35 Iron Point Circle, Suite 200, Folsom, CA 95630
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (916) 608-8200





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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events and Regulation FD Disclosure

         On April 14, 2004, Waste Connections, Inc. issued a press release announcing it has completed the redemption of its $150 million aggregate principal amount, 5 1/2% Convertible Subordinated Notes due 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)    The following Exhibits are furnished herewith:

                99.1 Press release, dated April 14, 2004.



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                   WASTE CONNECTIONS, INC.
                                   (Registrant)

                                   BY: /s/ Ronald J. Mittelstaedt
                                       -----------------------------------------

Date:  April 14, 2004

                                           Ronald J. Mittelstaedt,
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX


       Exhibit No.     DESCRIPTION

       99.1            Press release dated April 14, 2004, issued by Waste
                        Connections, Inc.